Supplement dated May 27, 2022
to the Thrivent Core Funds Statement of Additional Information dated February 28, 2022
1.Gerard V. Vaillancourt and Kathryn A. Stelter have announced their intentions to retire, and they resigned from their positions as officers of the Funds effective May 18, 2022. All references to Mr. Vaillancourt and Ms. Stelter are hereby deleted from the Statement of Additional Information as of that date.
2.Effective May 18, 2022, the Board appointed the following officers:
Sarah L. Bergstrom will serve as Treasurer and Principal Accounting Officer, replacing Mr. Vaillancourt. Ms. Bergstrom served as Assistant Treasurer from 2016 to 2022.
Richard L. Ramczyk will serve as Assistant Treasurer, replacing Ms. Bergstrom. Mr. Ramczyk has served as Manager, Mutual Fund Accounting Operations at Thrivent Financial since 2011.
Andrew R. Kellogg will serve as Vice President, replacing Ms. Stelter. Mr. Kellogg has served as the Director of Strategic Partnerships at Thrivent Financial since 2021. Prior to that, he was Director, Client Relations at SS&C/DST Systems, Inc. from 2016 to 2021.
3.The Board of Trustees (the “Board”) has nominated Robert J. Manilla to join the Board as an Independent Trustee of the Funds, subject to shareholder approval. Shareholder approval will be sought at a shareholder meeting expected to take place in July of 2022, as will be announced via a proxy statement to be filed with the SEC and distributed to shareholders. Mr. Manilla has over 30 years of experience in the financial services industry, including fifteen years as Vice President and Chief Investment Officer of the Kresge Foundation, a private, national foundation that works to expand opportunities in America's cities through grantmaking and social investing in arts and culture, education, environment, health, human services and community development in Detroit. Mr. Manilla spent 20 years in the auto industry where he held management roles in product development, sales and marketing, manufacturing, international operations, capital markets and asset management. He has experience as a member on the board of several private, public, and non-profit organizations.
Please include this Supplement with your Statement of Additional Information.